UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

MONRO MUFFLER BRAKE, INC.
 (Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 647-6400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Today, Monro Muffler Brake, Inc. (the “Company”) announces that, beginning in its fiscal year 2010 (which began March 29, 2009), any fees paid to current Board Member Elizabeth Wolszon for professional services provided to the Company will not exceed $10,000 per year. As a result, Ms. Wolszon would be in full compliance with the “Independent Outside Director” criteria established by RiskMetrics Group, Inc. As disclosed in its most recent proxy statement, the Company paid Ms. Wolszon $20,000 in fees for professional services in fiscal 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO MUFFLER BRAKE, INC.
(Registrant)

August 3, 2009

By: /s/ Catherine D’Amico
Catherine D’Amico
Executive Vice President — Finance